UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2016

CAESARS ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Caesars Entertainment Corporation (“CEC”) has provided certain financial projections to its majority owned subsidiary, Caesars Entertainment Operating Company Inc. (“CEOC”). The financial projections (the “Projections”), a copy of which is attached hereto as Exhibit 99.1, are to be incorporated by CEOC into its Third Amended and Restated Disclosure Statement (the “Disclosure Statement”) filed in connection with CEOC’s ongoing bankruptcy reorganization proceedings. The Disclosure Statement reflects information and projections related to Caesars Acquisition Company (the “Company”) and certain affiliates of the Company, including Caesars Growth Partners, LLC (“CGP”) and its subsidiaries and assumes the reorganization of CEOC described in the Disclosure Statement and the consummation of the Proposed Merger (as defined below).

Important Additional Information

On December 21, 2014, CEC and the Company entered into an Agreement and Plan of Merger pursuant to which, among other things, the Company will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and the Company will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint information statement/prospectus, as well as other relevant documents concerning the proposed transaction. You are urged to read the Registration Statement and joint information statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint information statement/prospectus, as well as other filings containing information about CEC and the Company, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investors.caesars.com) or from the Company’s Investor Relations (investors.caesarsacquisitioncompany.com).

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement. The Projections are subject to the limitations described in Exhibit 99.1, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Disclosure Statement is limited in scope, includes financial information and projections related to CEC and its subsidiaries as well as the Company, CGP and their subsidiaries, assumes the reorganization of CEOC described in the Disclosure Statement and the consummation of the Proposed Merger, covers a limited time period, and has been prepared solely for the purpose of complying with the requirements of the United States Bankruptcy Code. The Disclosure Statement was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the United States Bankruptcy Code and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Disclosure Statement contains any information beyond that required by the United States Bankruptcy Code. The Disclosure Statement also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements that may be expected from any other period or that may be expected if restructuring transactions are consummated. Results and projections set forth in the Disclosure Statement should not be viewed as indicative of future results. This Current Report on Form 8-K does not include or incorporate the Disclosure Statement, which was prepared by CEOC.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Disclosure Statement contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning that may identify forward-looking statements and are found at various places throughout this report and the Disclosure Schedule. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this report and the Disclosure Schedule, are based on our current expectations about future events and are estimates reflecting the best judgment of CEC’s and the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company and its subsidiaries may differ materially from those expressed or implied by such forward-looking statements. Additional information concerning such risks and uncertainties is described from time to time in the Company’s reports filed with the Securities and Exchange Commission and in the Projections attached hereto as Exhibit 99.1.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated or, if no date is stated, as of the date of this report or the Disclosure Schedule, as applicable.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document Description

99.1	Projections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: May 27, 2016	By:	/s/ CRAIG J. ABRAHAMS
	Name:	Craig J. Abrahams
	Title:	Chief Financial Officer